Performance Commentary | 1st Quarter 2024

Chang Suh, CFA, CEO and CIO

William Pierce, CFA, Senior Portfolio Manager

April 15, 2024

Highlights

●	The AFL-CIO Housing Investment Trust (HIT) outperformed the Bloomberg US Aggregate Bond Index* (Bloomberg Aggregate or Benchmark) with a gross return of -0.19% and a net return of -0.27% for the first quarter, compared to -0.78% for the Benchmark.[1] Interest rates rose throughout the first quarter, reversing their sharp decline at the end 2023, resulting in marginally negative fixed income returns. The 10-year Treasury rate closed above 4% for the second time in three quarters.

●	The HIT had a yield to worst of 5.49% – 63 basis points (bps) higher than the Bloomberg Aggregate as of March 31, 2024. We believe this yield advantage reflects the relative value of the HIT’s portfolio. In addition, 86% of the portfolio was government/agency credit at quarter end.

●	Investment grade fixed income spread products mostly tightened relative to Treasuries during the first quarter as supply was very light and all-in fixed income yields became more attractive. The HIT is structurally overweight spread product and underweight Treasuries relative to the Benchmark.

●	Commercial mortgage-backed securities (CMBS) led the move tighter as it was the best performing asset class in the Benchmark on an excess return basis. The HIT is structurally overweight the agency CMBS sector.

●	During the first quarter, the HIT committed to two projects totaling $16 million of NMTC allocation through its subsidiary Building America CDE. These investments will generate significant community impacts and the creation of union construction and permanent jobs. As of March 31, 2024, 36 projects receiving HIT financing were under construction.[2]

●	The Federal Reserve did not change interest rates during the quarter, continuing to pause and assess the lagged impact of its restrictive monetary policy. Sticky inflation and a strong labor market has caused a drastic shift in market expectations for interest rate cuts from the Federal Reserve in 2024; the market now expects less than three cuts by the end of the year, compared to over six cuts having been priced in as of December 31, 2023.

●	The HIT’s relative duration position remained slightly short compared to the Benchmark to end the first quarter. In 2024, the HIT will look to manage interest rate risk close to duration neutral relative to the Bloomberg Aggregate.

●	Investments in high credit quality funds should remain attractive given the uncertain path of interest rates and the elevated risk for asset valuations in the current high interest rate environment, as well as an expected slowdown in economic growth in 2024.

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2 This includes projects receiving New Markets Tax Credits allocations from Building America CDE, Inc.

2024 Q1 Portfolio Commentary

1st Quarter Performance

Total Returns vs. Benchmark

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Interest rates increased somewhat in the first quarter, resulting in negative total returns for investment grade fixed income strategies. Sticky inflation and a resilient labor market have led the Federal Reserve to carefully deliberate the timing of initiating interest rates cuts. Spreads across most investment grade fixed income assets tightened versus Treasuries due to the attractiveness of all-in-yields and lack of new issuance. Ultimately, the HIT outperformed the Bloomberg Aggregate on a gross and net basis in the first quarter, with returns of -0.19% gross and -0.27% net compared to -0.78% for the Benchmark.

The HIT’s relative performance for the quarter benefitted from its overweight to agency-insured multifamily MBS as spreads tightened materially relative to Treasuries. The HIT is also underweight to agency-insured, fixed-rate single family MBS, which was the worst performing sector in investment grade fixed income for the quarter. Lastly, the HIT benefitted from being underweight to Treasuries, and consequently overweight to spread product, as Treasuries were the second worst performing asset class in the Index. However, the HIT’s underweight to corporate bonds hindered relative performance, given they were the best performing asset class in the Benchmark.

2024 Q1 Portfolio Commentary

Positive contributions to HIT’s 1st quarter relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s ongoing yield advantage over the Bloomberg Aggregate. As of March 31, 2024, the HIT had a relative yield advantage of 63 bps.

●	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the worst performing major asset class in the Benchmark on an excess return basis. The HIT had a 13.9% allocation compared to 26.1% in the Bloomberg Aggregate on average for the quarter.

●	The portfolio’s underweight to Treasuries, the second worst performing major asset class in the Benchmark on both a total and excess return basis during the quarter. The HIT portfolio had a 3.8% average allocation to the sector versus 41.9% in the Bloomberg Aggregate during the quarter.

●	Performance by some agency multifamily MBS in the HIT’s portfolio as their nominal spreads to Treasuries tightened. Spreads on longer-maturity Fannie Mae DUS security structures (benchmark 10/9.5s), FHA/Ginnie Mae permanent loan certificates (PLCs), and FHA/Ginnie Mae construction loan certificates (CLC) tightened by approximately 12, 9 and 12 bps, respectively. The HIT portfolio had an average allocation of 24.0% to fixed-rate single-asset Fannie Mae DUS securities, 12.3% to PLCs and 5.1% to CLCs during the quarter while the Benchmark had none.

●	The HIT’s short relative duration versus the Benchmark as rates sold off during the quarter. See “The Yield Curve – Treasuries” below.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s underweight to corporate bonds, the second best performing sector for the quarter on an excess return basis. The HIT does not invest in corporate bonds, whereas the Benchmark had an average allocation of 25.0% during the quarter.

●	Overweight to the second highest credit quality sector (i.e. AA-rated) of the investment grade universe, whose excess returns of -2 bps were the lowest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. During the quarter, approximately 94.2% of the HIT portfolio carried a government or GSE guarantee or was rated AA or better, compared to 75.7% for the Bloomberg Aggregate.

●	Performance by Ginnie Mae REMIC structures in the HIT’s portfolio as spreads to Treasuries widened by approximately 16 bps during the quarter. During the quarter, the portfolio had a 11.5% average allocation to REMICS while the Benchmark had none.

Fundamentals March 31, 2024	HIT	Bloomberg Aggregate*		HIT	Bloomberg Aggregate*
CREDIT PROFILE			YIELD
US Government/Agency/AAA/Cash	90.5%	73.4%	Current Yield	3.99%	3.55%
			Yield to Worst	5.49%	4.86%
INTEREST RATE RISK			CALL RISK
Effective Duration	5.96	6.11	Call Protected	75%	74%

2024 Q1 Portfolio Commentary

Market Overview

Overall, the US economy is performing well, and near-term prospects are good. Job growth and inflation surprised to the upside in the first quarter. Job growth accelerated, averaging just over 275,000 jobs added per month, compared to the fourth quarter average of around 210,000 jobs. 3 The unemployment rate ended the quarter at 3.8%.4 Core consumer prices, which exclude food and energy, ended the quarter up 3.8% on a yearly basis.5 The high cost of housing has been a major reason for the slow retreat in inflation.

The Federal Reserve continued to pause from further rate hikes in the first quarter to assess the lagged impact of its increasingly restrictive monetary policy. While inflation has come down from its recent high in mid-2022, it remains above the Federal Reserve’s stated target rate of 2%.

Housing affordability continues to be an issue in the US due to high rents, as well as elevated mortgage rates and home prices. The median renter household in 1960 spent less than a fifth of their income on rent. By 2022, housing costs consumed 31% of the median renter’s income. 6 In real terms adjusted for inflation, the median rent has surged by 75% over the span of these six decades, whereas median renter income has seen a more modest increase of just under 15%.

The Yield Curve – Treasuries

In the first quarter, labor markets and economic growth continued to be solid while inflation remained above the Fed’s stated 2% target. As a near-term recession became less likely, US Treasury yields rose 25 to 40 bps across the curve.

●	10- and 30-year US Treasury bonds closed the first quarter at 4.20% and 4.34%, respectively. During the quarter, the 2-, 5-, 10-, and 30-year rates rose by 37, 37, 32, and 31 bps, respectively.

●	The Federal Reserve continued to shrink its balance sheet in the first quarter, and at its March meeting, the FOMC repeated its commitment to continuing its program of reducing its holdings of Treasury and Agency debt as well as Agency MBS.

●	The FOMC has kept the upper bound of the target Fed Funds rate at 5.50% since its July 2023 meeting and maintains that “inflation has eased over the past year but remains elevated”.

●	Equity markets continued to rally in 2024 with the S&P500 closing at its all-time high at the end of the first quarter.

3 Bureau of Labor Statistics

4 Ibid

5 Ibid

6 Harvard Joint Center for Housing Studies

2024 Q1 Portfolio Commentary

Investment Grade Spreads: Multifamily

Agency multifamily securities experienced strong performance in the first quarter as FHA/Ginnie Mae and conventional GSE multifamily spreads sharply tightened versus Treasuries. Agency CMBS issuance slowed for the second consective quarter, reflective of higher interest rates, as the 10-year sold-off 32bps through the quarter. First quarter issuance was the lightest quarter of Agency CMBS issuance since the third quarter of 2015, and was down 2% compared to the first quarter of 2023. Ultimately, demand for the sector outweighed the light supply and led to excess return for the quarter.

●	Spreads on conventional GSE multifamily securities tightened relative to Treasuries throughout the quarter; lower supply was unable to match investor demand for Agency CMBS securities.

●	Ginnie Mae permanent and construction MBS experienced a tightening in nominal spreads during the quarter, driven by lighter supply and tightening of conventional GSE multifamily securities. Ginnie Mae construction MBS spreads remain attractive and continue to offer the widest yield spread of any agency MBS product (as shown on the chart), giving investors an opportunity to enhance risk-adjusted income without sacrificing credit quality.

●	Total agency multifamily issuance for the first quarter of 2024 was in line with issuance in the first quarter of 2023 given the high interest rate environment and increased market volatility, coming in at $24 billion versus $25 billion a year prior. Total agency multifamily issuance for 2023 was $115 billion versus $160 billion for all of 2022.

Source: HIT, Securities Dealers and Bloomberg*
●	The 2023 multifamily loan purchase caps for Fannie Mae and Freddie Mac were $75 billion for each enterprise. The 2023 caps, which decreased from $78 billion in 2022, reflected an anticipated contraction of the multifamily originations market in 2023. The GSE’s finished 2023 well under the $75 billion purchase cap with Fannie Mae and Freddie Mac purchasing $53 and $52 billion respectively. For 2024, FHFA has further reduced purchase caps to $70 billion for each enterprise. To ensure a strong focus on affordable housing and traditionally underserved markets, FHFA will continue to require that at least 50% of their multifamily business be affordable housing.

2024 Q1 Portfolio Commentary

Market Outlook

The US economy has defied expectations of slowing down over the last year. Given the March employment report came in above expectations, the Federal Reserve could be on track for keeping the Federal Funds Rate at their current restrictive level for longer than originally forecasted. Recently, Federal Reserve Chair Jerome Powell signaled that the committee would wait for clearer signs of lower inflation before cutting interest rates, even though a recent bump in prices did not alter their broader expectations. Interest rate volatility remains high and much geopolitical uncertainty exists between the ongoing turmoil in the Middle East, the prolonged war in Ukraine, and several ongoing high-profile elections globally.

Home prices remain at near record highs for new and existing home sales and are expected to be out of reach for many Americans in 2024, which should drive high demand for multifamily rental housing once again. According to the National Low Income Housing Coalition, the national one-bedroom Housing Wage in 2023, representing the hourly wage required for full-time work to afford a one-bedroom apartment, stands at $23.67, which is more than three times the federal minimum wage. 7

With a record number of renters cost burdened, there is a critical need for more affordable housing in the US. The HIT has a proven track record of investing in both affordable and market rate housing, often using flexible financing tools that can create a competitive advantage. In times of heightened market uncertainty, the HIT’s portfolio continues to offer an attractive yield advantage, liquidity, diversification from corporate credit, and defensive positioning relative to other core fixed income managers.

7 National Low Income Housing Coalition

2024 Q1 Portfolio Commentary

Market Data

First Quarter Bond Sector Performance*

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	-0.96%	0	6.04
Agencies	0.03%	19	3.39
Single family Agency MBS (RMBS)	-1.04%	-14	6.08
Corporates	-0.40%	89	7.01
Commercial MBS (CMBS)	0.85%	145	4.32
Asset-backed securities (ABS)	0.68%	54	2.63

Change in Treasury Yields*

Maturity	12/31/23	3/31/24	Change
3 Month	5.332%	5.362%	0.029%
6 Month	5.246%	5.315%	0.069%
1 Year	4.762%	5.024%	0.262%
2 Year	4.250%	4.620%	0.370%
3 Year	4.009%	4.409%	0.400%
5 Year	3.847%	4.212%	0.365%
7 Year	3.881%	4.208%	0.327%
10 Year	3.879%	4.200%	0.321%
20 Year	4.191%	4.452%	0.261%
30 Year	4.028%	4.343%	0.314%

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

2024 Q1 Portfolio Commentary

Portfolio Data as of March 31, 2024

Net Assets	$6,542.35 million
Portfolio Effective Duration	5.96 years	Convexity	0.23
Portfolio Average Coupon	3.58%	Maturity	10.48 years
Portfolio Yield to Worst[1]	5.49%	Portfolio Current Yield[8]	3.99%
Number of Holdings	923	Average Price[9]	89.01

Sector Allocations: 10

Multifamily MBS	73.64%	CMBS – Agency Multifamily^	66.65%
Agency Single-Family MBS	14.76%	Agency Single-Family MBS	14.76%
US Treasury	3.70%	US Treasury Notes/Bonds	3.70%
AAA Private-Label CMBS	0.11%	State Housing Permanent Bonds	5.50%
Multifamily Direct Const. Loans	4.81%	State Housing Construction Bonds	1.61%
Cash & Short-Term Securities	2.98%	Direct Construction Loans	4.81%
		Cash & Short-Term Securities	2.98%
		^ Includes multifamily MBS (60.27%), MF Construction MBS (6.27%), and AAA Private-Label CMBS (0.11%).
Quality Distribution: [3]		Geographical Distribution of Long-Term Portfolio:[11]
US Government or Agency	85.89%
AAA	1.60%	East	16.33%
AA	4.73%	Midwest	23.74%
A	0.00%	South	11.00%
Not Rated	4.81%	West	10.47%
Cash	2.98%	National Mortgage Pools	38.46%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution based on average life:
Cash	2.98%	5-5.99 years	19.52%	0 – 1 year	6.06%
0-0.99 years	13.95%	6-6.99 years	14.87%	1 – 2.99 years	5.01%
1-1.99 years	2.64%	7-7.99 years	8.12%	3 – 4.99 years	13.84%
2-2.99 years	6.48%	8-8.99 years	2.70%	5 – 6.99 years	20.34%
3-3.99 years	8.25%	9-9.99 years	2.21%	7 – 9.99 years	40.83%
4-4.99 years	7.96%	Over 10 years	10.32%	10 – 19.99 years	10.09%
				Greater than 20 years	3.84%

8 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

9 Portfolio market value weighted by current face.

10 Based on total investments and including unfunded commitments.

11 Excludes cash and short-term equivalents, US Treasury and Agency securities.